From: Pesta, Michael C.
To: Cutaia, Joseph V.; Alex Stavrou; Hedgeman, Andrea C.; Mason, Alyssa A.; Danielle Bullis; Larussa, David; Boardman, Kelly L.; uwmanagementteam@dtcc.com
Cc: Mandatory Reorg Processing/DTCC; Whalen, Baktygul; H Wayne Hayes Jr; Petrofsky, John
Subject: RE: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Date: Tuesday, June 2, 2026 1:10:11 PM
Attachments: image001.png
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Hello All – I just approved the new CUSIP – thanks.

Michael Pesta
Senior Analyst
Enterprise Business Operations - Underwriting
DTCC Tampa
+1-813-470-1066 | mpesta@dtcc.com
Underwriting Hotline (US) 866-724-4402

DTCC

DTCC Confidential (Yellow)

From: Cutaia, Joseph V. <jcutaia@dtcc.com>
Sent: Tuesday, June 2, 2026 1:54 PM
To: Alex Stavrou <Alex@alexstavrou.com>; Trent, Andrea C. <atrent@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>; Pesta, Michael C. <mpesta@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>; Larussa, David <dlarussa@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>; UW Management Team <uwmanagementteam@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; wayne@patienttrac.com; Petrofsky, John <JPetrofsky@dtcc.com>
Subject: RE: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

The attached legal opinion has been accepted. An original hard copy will not be required.

Thank you,
Joe

Joseph V. Cutaia
Paralegal
General Counsel's Office
DTCC Jersey City
+1 (212) 855-1329 | jcutaia@dtcc.com

DTCC

Visit us at www.dtcc.com or connect with us on LinkedIn, Twitter, Facebook, Instagram and YouTube.
To learn about career opportunities at DTCC, please visit careers.dtcc.com.

DTCC Confidential (Yellow)

From: Alex Stavrou <Alex@alexstavrou.com>
Sent: Tuesday, June 2, 2026 1:44 PM
To: Cutaia, Joseph V. <jcutaia@dtcc.com>; Trent, Andrea C. <atrent@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>; Pesta, Michael C. <mpesta@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>; Larussa, David <dlarussa@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>; UW Management Team <uwmanagementteam@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; wayne@patienttrac.com; Petrofsky, John <JPetrofsky@dtcc.com>; Maj, Donald <dmaj@dtcc.com>
Subject: Re: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

PLEASE SEE ATTACHED CORRESPONDENCE.

THANKS IN ADVANCE.

ALEX R. STAVROU, ESQUIRE
Alex R. Stavrou, P.A.
Physical:
4809 E. Busch, #204
Tampa, Florida 33617
Mailing:
13046 Racetrack Road, #333
Tampa, Florida 33626
P: 813-251-1289x1
F: 813-489-2528

From: Cutaia, Joseph V. <jcutaia@dtcc.com>
Date: Tuesday, June 2, 2026 at 12:32 PM
To: Hedgeman, Andrea C. <atrent@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>; Pesta, Michael C. <mpesta@dtcc.com>; Danielle Bullis

<DanielleB@pacificstocktransfer.com>; Larussa, David <dlarussa@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>; uwmanagementteam@dtcc.com <uwmanagementteam@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; wayne@patienttrac.com <wayne@patienttrac.com>; Alex Stavrou <Alex@alexstavrou.com>; Petrofsky, John <JPetrofsky@dtcc.com>; Maj, Donald <dmaj@dtcc.com>
Subject: RE: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

That form of opinion is not acceptable. I sent the attached request to counsel and have not received a reply. The opinion must be in the attached form and come directly from counsel.

Thank you,
Joe

Joseph V. Cutaia
Paralegal
General Counsel's Office
DTCC Jersey City
+1 (212) 855-1329 | jcutaia@dtcc.com

From: Trent, Andrea C. <atrent@dtcc.com>
Sent: Tuesday, June 2, 2026 12:18 PM
To: Mason, Alyssa A. <aamason@dtcc.com>; Pesta, Michael C. <mpesta@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>; Larussa, David <dlarussa@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>; UW Management Team <uwmanagementteam@dtcc.com>; Cutaia, Joseph V. <jcutaia@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; wayne@patienttrac.com; Alex@alexstavrou.com; Petrofsky, John <JPetrofsky@dtcc.com>; Maj, Donald <dmaj@dtcc.com>
Subject: RE: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

+ Joe Cutaia.

Kind regards,

Andrea Trent
General Counsel's Office
Associate Director and Senior Paralegal
DTCC Tampa
+1 813-470-1154 | atrent@dtcc.com

From: Mason, Alyssa A. <aamason@dtcc.com>
Sent: Tuesday, June 2, 2026 12:04 PM
To: Pesta, Michael C. <mpesta@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>; Larussa, David <dlarussa@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>; UW Management Team <uwmanagementteam@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; wayne@patienttrac.com; Alex@alexstavrou.com; Trent, Andrea C. <atrent@dtcc.com>; Petrofsky, John <JPetrofsky@dtcc.com>; Maj, Donald <dmaj@dtcc.com>
Subject: RE: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

All – Please see attached legal opinion for HYDRO POWER TECHNOLOGIES 44882R101 (Entitlement 44882R200).

Alyssa Mason, MBA
Associate Director
Mandatory Reorg Processing
Asset Servicing Operations
DTCC Tampa
+1 813-470-1157 | aamason@dtcc.com

From: Pesta, Michael C. <mpesta@dtcc.com>
Sent: Tuesday, June 2, 2026 11:44 AM

To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Larussa, David <dlarussa@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>; UW Management Team <uwmanagementteam@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Danielle – the legal opinion should be submitted to our General Counsel's Office for their review – then if it is accepted GCO will notify Underwriting and the new CUSIP can be approved.

Michael Pesta
Senior Analyst
Enterprise Business Operations - Underwriting
DTCC Tampa
+1-813-470-1066 | mpesta@dtcc.com
Underwriting Hotline (US) 866-724-4402

DTCC

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Tuesday, June 2, 2026 11:38 AM
To: Pesta, Michael C. <mpesta@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>; UW Management Team <uwmanagementteam@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: Re: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi Michael,

I know. I am hoping to get that over to you ASAP.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

danielleb@pacificstocktransfer.com

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033 ext 108

From: Pesta, Michael C. <mpesta@dtcc.com>
Sent: Tuesday, June 2, 2026 8:29 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Larussa, David <dlarussa@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>; uwmanagementteam@dtcc.com <uwmanagementteam@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Danielle – the entitlement questionnaire is perfect – now all that we need is the legal opinion.

Michael Pesta
Senior Analyst
Enterprise Business Operations - Underwriting
DTCC Tampa
+1-813-470-1066 | mpesta@dtcc.com
Underwriting Hotline (US) 866-724-4402

DTCC

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Tuesday, June 2, 2026 11:16 AM
To: Larussa, David <dlarussa@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>; UW Management Team <uwmanagementteam@dtcc.com>; Underwriting Eligibility <underwritingeligibility@dtcc.com>; Pesta, Michael C. <mpesta@dtcc.com>

Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: Re: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Hi David,

I have corrected the questionnaires. Please let me know if anything is missing.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

danielleb@pacificstocktransfer.com

PacificStockTransfer

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033 ext 108

From: Larussa, David <dlarussa@dtcc.com>
Sent: Monday, June 1, 2026 2:52 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>; uwmanagementteam@dtcc.com <uwmanagementteam@dtcc.com>; Underwriting Eligibility <underwritingeligibility@dtcc.com>; Pesta, Michael C. <mpesta@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Danielle,

Also, please update the questionnaire. The comments section has an incorrect reverse split rate – it shows as 588,633. I believe it should be 558,633.
Although there is beneficial holder rounding, please also update the anticipated entitlement amount based on DTC's total holding.

I get the following:

71,380,551 / 558,633 = 127.77 rounded up to 128.
128 x 200 = 25,600 approximately

If you agree please update the below

Additional Information

RATE: [illegible] REVERSE SPLIT FOLLOWED BY A 200:1 FORWARD SPLIT

31		[illegible]	
32	**Security Entitlement Section**		
33	28	New CUSIP Number(s):	44882R200
34	29	New Security Name(s):	PEAKCART GROUP INC
35	30	Security Rate per 1 share / $1,000 Principal Amount. (If multiple entitlements, please provide rate with the corresponding CUSIP)	
36	31	New Cede & Co Entitlement Shares (please provide share amount per new CUSIP):	APPROX 25,472
37	32	If share entitlements apply, do registered shareholders outside of DTC need to present their physical certificates for exchange?	YES

Thank You and Regards,
David B. La Russa

David La Russa
Workflow Supervisor
Mandatory Reorganizations
Asset Servicing Operations
DTCC - Tampa, Florida
+1 (813) 470-1153 | dlarussa@dtcc.com

DTCC

To learn about career opportunities at DTCC, please visit careers.dtcc.com.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

DTCC Confidential (Yellow)

From: Larussa, David
Sent: Monday, June 1, 2026 4:46 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>; UW Management Team <uwmanagementteam@dtcc.com>; Underwriting Eligibility <underwritingeligibility@dtcc.com>; Pesta, Michael C. <mpesta@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: EXTREMELY URGENT!! HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

We will don't have the new CUSIP eligible yet. There has been no response to our Underwriting team regarding the documents required.
This will be a two-step process to allocate to handle the beneficial holder rounding after the reverse split.
Day 1 – the r/split into a contra and a four-day window for participants to elect the number of bene holder round-up shares required.
Day 2 – the forward split under the contra into the final CUSIP.
The round up request will be sent after the four-day election window.

Please let us know who will be assisting our Underwriting team on the eligibility.

Thank You and Regards,
David B. La Russa
David La Russa
Workflow Supervisor
Mandatory Reorganizations
Asset Servicing Operations
DTCC - Tampa, Florida
+1 (813) 470-1153 | dlarussa@dtcc.com

Visit us at www.dtcc.com or connect with us on LinkedIn, Twitter, Facebook, Instagram and YouTube.

To learn about career opportunities at DTCC, please visit careers.dtcc.com.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Monday, June 1, 2026 4:23 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: Re: Multiple Requests!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Hi All,

Effective date for this action will be tomorrow.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

danielleb@pacificstocktransfer.com

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033 ext 108

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, May 28, 2026 8:00 AM
To: Boardman, Kelly L. <kboardman@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Kelly,

Apologies for multiple emails, but any updates from the legal team?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen MBA
Associate
Mandatory Reorg Processing
Asset Servicing Operations
DTCC Tampa
Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Whalen, Baktygul
Sent: Thursday, May 21, 2026 4:14 PM
To: Boardman, Kelly L. <kboardman@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Thank you!

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen MBA
Associate
Mandatory Reorg Processing
Asset Servicing Operations
DTCC Tampa
Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Boardman, Kelly L. <kboardman@dtcc.com>
Sent: Thursday, May 21, 2026 2:59 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi Baktygul,

Our legal team have just sent a second request now, so hopefully it's received by Alex

Kind Regards,
Kelly Boardman
Underwriting Senior Analyst
Enterprise Business Operations
DTCC Wrexham, UK (*Office Hours – 08:00-16:00 EST*)
+44 (0)1978 830590 | Kboardman@dtcc.com
Underwriting Hotline (US) 866-724-4402

DTCC

Visit us at www.dtcc.com or connect with us on LinkedIn, Twitter, Facebook, Instagram and YouTube.

To learn about career opportunities at DTCC, please visit careers.dtcc.com.

DTCC Confidential (Yellow)

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, May 21, 2026 6:41 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Kelly,

Please advise legal to reach out to the below contact.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC Agents are advised to access the latest version using the provided link

Baktygul Whalen MBA
Associate
Mandatory Reorg Processing
Asset Servicing Operations
DTCC Tampa
Tel: 813-470-1174 | bwhalen1@dtcc.com

DTCC Confidential (Yellow)

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Thursday, May 21, 2026 11:47 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Hi All,

Please email Alex Stavrou Alex@alexstavrou.com He says he has not received anything from DTCC.

Danielle Bullis
Senior Associate, Corporate Services
Pacific Stock Transfer Company
danielleb@pacificstocktransfer.com

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300
Las Vegas, Nevada 89119
702-361-3033 ext 108

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, May 21, 2026 7:18 AM
To: Boardman, Kelly L. <kboardman@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: Multiple Requests!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Can you please urgently contact the issuer and ask if the received anything from our legal department?

And if they did, can they please advise us if everything was provided?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than <u>Five Business Days</u> prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice [B23031-25] issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: [Corporate Actions Processing Service for Reorganizations | DTCC] Agents are advised to access the latest version using the provided link

Baktygul Whalen MBA
Associate
Mandatory Reorg Processing
Asset Servicing Operations
DTCC Tampa
Tel: 813-470-1174 | bwhalen1@dtcc.com

DTCC Confidential (Yellow)

From: Whalen, Baktygul
Sent: Thursday, May 14, 2026 11:14 AM
To: Boardman, Kelly L. <kboardman@dtcc.com>; 'Danielle Bullis' <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Can you please urgently contact the issuer and ask if the received anything from our legal department?

And if they did, can they please advise us if everything was provided?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than <u>Five Business Days</u> prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice [B23031-25] issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: [Corporate Actions Processing Service for Reorganizations | DTCC] Agents are advised to access the latest version using the provided link

Baktygul Whalen MBA
Associate
Mandatory Reorg Processing
Asset Servicing Operations
DTCC Tampa
Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Whalen, Baktygul
Sent: Thursday, May 7, 2026 12:24 PM
To: Boardman, Kelly L. <kboardman@dtcc.com>; 'Danielle Bullis' <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Can you please contact the issuer and ask if the received anything from our legal department?

And if they did, can they please advise us if everything was provided?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than <u>Five Business Days</u> prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice [B23031-25] issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: [Corporate Actions Processing Service for Reorganizations | DTCC] Agents are advised to access the latest version using the provided link

Baktygul Whalen
Associate

Mandatory Reorg Processing
Enterprise Business Operations
DTCC Tampa
Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Whalen, Baktygul
Sent: Thursday, April 30, 2026 2:43 PM
To: Boardman, Kelly L. <kboardman@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Thanks for the confirmation.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen
Associate
Mandatory Reorg Processing
Enterprise Business Operations
DTCC Tampa
Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Boardman, Kelly L. <kboardman@dtcc.com>
Sent: Thursday, April 30, 2026 2:31 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi Baktygul,

Yes that's correct – I have everything I need.

Kind Regards,
Kelly Boardman
Underwriting Senior Analyst
Enterprise Business Operations
DTCC Wrexham, UK (*Office Hours – 08:00-16:00 EST*)
+44 (0)1978 830590 | Kboardman@dtcc.com
Underwriting Hotline (US) 866-724-4402

DTCC

Visit us at www.dtcc.com or connect with us on LinkedIn, Twitter, Facebook, Instagram and YouTube.

To learn about career opportunities at DTCC, please visit careers.dtcc.com.

DTCC Confidential (Yellow)

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, April 30, 2026 6:41 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Kelly,

Do you have anything now to make this cusip eligible once legal opinion is provide?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen
Associate
Mandatory Reorg Processing

Enterprise Business Operations
DTCC Tampa
Tel: 813-470-1174 | bwhalen1@dtcc.com

DTCC Confidential (Yellow)

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Thursday, April 23, 2026 12:19 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>, Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: Re: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Good day all,

Please see attached.

I have reached out to the issuer regarding counsel.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, April 23, 2026 8:36 AM
To: Boardman, Kelly L. <kboardman@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Danielle,

Please urgently provide whatever is necessary for Kelly.

Additionally, the new cusip will not be DTCC eligible until our legal team receives the response from the issuer. They have sent an email, but did not get a response.

Please contact the company/issuer to expedite their response.

From: Boardman, Kelly L. <kboardman@dtcc.com>
Sent: Thursday, April 16, 2026 11:44 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi Danielle,

While we are waiting for the legal opinion, I noticed on the new cusip questionnaire we need the following fields completed –

Is the security treated as a section 871M Transaction?
Is the security considered an equity interest in a partnership for US fed. income tax?

These are both on the 'equity security' tab, if you could please update then I can re upload the document.

Thank you!

Kind Regards,
Kelly Boardman
Underwriting Senior Analyst
Enterprise Business Operations
DTCC Wrexham, UK *(Office Hours – 08:00-16:00 EST)*
+44 (0)1978 830590 | kboardman@dtcc.com
Underwriting Hotline (US) 866-724-4402

DTCC

Visit us at www.dtcc.com or connect with us on LinkedIn, Twitter, Facebook, Instagram and YouTube
To learn about career opportunities at DTCC, please visit careers.dtcc.com

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

DTCC Confidential (Yellow)

From: Whalen, Baktygul
Sent: Thursday, April 16, 2026 2:21 PM
To: Boardman, Kelly L <kboardman@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Please provide whatever is necessary for Kelly.

Additionally, the new cusip **will not** be DTCC eligible until our legal team receives the response from the issuer. They have sent an email, but did not get a response.

Please contact the company/issuer to expedite their response.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Boardman, Kelly L. <kboardman@dtcc.com>
Sent: Thursday, April 16, 2026 11:44 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi Danielle,

While we are waiting for the legal opinion, I noticed on the new cusip questionnaire we need the following fields completed –

Is the security treated as a section 871M Transaction?

Is the security considered an equity interest in a partnership for US fed income tax?

These are both on the 'equity security' tab, if you could please update then I can re-upload the document.

Thank you!

Kind Regards,

Kelly Boardman

Underwriting Senior Analyst

Enterprise Business Operations

DTCC Wrexham, UK (*Office Hours – 08:00-16:00 EST*)

+44 (0)1978 830590 | Kboardman@dtcc.com

Underwriting Hotline (US) 866-724-4402

DTCC

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, April 16, 2026 4:11 PM
To: Boardman, Kelly L. <kboardman@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>

Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Kelly,

Can you please advise if there is any updated on legal opinion?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Boardman, Kelly L. <kboardman@dtcc.com>
Sent: Thursday, April 9, 2026 12:39 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi Baktygul,

We are still waiting on the legal opinion for this issue I'm afraid.

Thanks.

Kind Regards,

Kelly Boardman

Underwriting Senior Analyst

Enterprise Business Operations

DTCC Wrexham, UK (*Office Hours – 08:00-16:00 EST*)

+44 (0)1978 830590 | Kboardman@dtcc.com

Underwriting Hotline (U.S) 866-724-4402

DTCC Confidential (Yellow)

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, April 9, 2026 4:39 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Kelly,

Can you please advise if there is any updated on legal opinion?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

DTCC Confidential (Yellow)

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Thursday, April 2, 2026 10:26 AM
To: Larussa, David <dlarussa@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>
Subject: Re: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Thank you all. Please see attached.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Larussa, David <dlarussa@dtcc.com>
Sent: Wednesday, April 1, 2026 1:26 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>, Danielle Bullis <DanielleB@pacificstocktransfer.com>, Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Danielle,

Just asked mgmt.. They said the questionnaire has been updated on the portal.

Pull a new template and it will allow the update in the "Additional Info" section.

Thank You and Regards,

David B. La Russa

David La Russa

Workflow Supervisor

Mandatory Reorganizations

Enterprise Business Operations

DTCC - Tampa, Florida

+1 (813) 470-1153 | dlarussa@dtcc.com

DTCC

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Wednesday, April 1, 2026 4:20 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Not sure, why it doesn't let you, in the meantime please re-confirm via email.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

DTCC Confidential (Yellow)

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Wednesday, April 1, 2026 3:56 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Hi All,

It is saying I cant make changes to this section due to it being protected

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Wednesday, April 1, 2026 12:47 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Yes, please use additional info section to explain the rates and that there will be interim r/up and please specify at what level we are rounding it at, like you did in the below email:

From:	Danielle Bullis
To:	Whalen, Baktygul
Cc:	Mandatory Reorg Processing/DTCC; Larussa, David
Subject:	Re: Multiple Requests!!! RE: Escalation: URGENT!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Date:	Thursday, February 26, 2026 12:10:30 PM
Attachments:	image331.png image332.png Outlook-aqdlffcs.png

Good morning,

1:568,633 reverse split fractions round up. Followed by a 200:1 forward split.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

Pacific Stock Transfer

A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Wednesday, April 1, 2026 3:42 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Good day,

Is there a place on this questionnaire that I can put the rate?

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Wednesday, April 1, 2026 12:39 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Thanks,

You have previously provided the rate to us. Can you please reflect it in this questionnaire?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Wednesday, April 1, 2026 3:09 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi All,

Please see attached.

Thank you!

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Wednesday, April 1, 2026 11:04 AM
To: Boardman, Kelly L. <kboardman@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Thanks Kelly,

Danielle,

Please provide and update the attached.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

DTCC Confidential (Yellow)

From: Boardman, Kelly L. <kboardman@dtcc.com>
Sent: Wednesday, April 1, 2026 1:49 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi Baktygul,

Yes, unfortunately this is still waiting on the legal opinion to come back.

I do need the 'equity interest in a partnership for US federal income tax purposes' question completing on the questionnaire in the meantime please.

I will let you know as soon as I hear back from our legal team.

Thank you!

Kind Regards,

Kelly Boardman

Underwriting Senior Analyst

Enterprise Business Operations

DTCC Wrexham, UK (*Office Hours – 08:00-16:00 EST*)

+44 (0) 1978 830590 | Kboardman@dtcc.com

Underwriting Hotline (US) 866-724-4402

DTCC

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Wednesday, April 1, 2026 6:27 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Kelly,

Can you please advise if you are still waiting on the legal opinion and if anything additional is required either from Danielle/issue or myself?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Whalen, Baktygul
Sent: Tuesday, March 24, 2026 4:45 PM
To: 'Danielle Bullis' <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Kelly,

Can you please advise if you are still waiting on the legal opinion and if anything additional is required either from Danielle/issue or myself?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Tuesday, March 10, 2026 9:51 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Lionetti, David L. <dlionetti@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Good morning,

Please see below.

Alex Stavrou Alex@alexstavrou.com

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Monday, March 9, 2026 12:22 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Lionetti, David L. <dlionetti@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

I do not see any email address on the attached:

Issuer's Counsel contact details (i.e., name, phone, and email):	Alex R. Stavrou, P.A. Physical: 4805 E. Busch, #204 Tampa, Florida 33617 Mailing: 13046 Racetrack Road, #333 Tampa, Florida 33626 P: 813-251-1289x1 F: 813-489-2528

Attention Agent: Please review th
Services". For further informatio

Securities Eligible for DTC's Services
Generally, the issues that may be made eligible f
the United States Securities and Exchange Com

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC. Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Whalen, Baktygul
Sent: Friday, March 6, 2026 1:43 PM
To: 'Danielle Bullis' <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Lionetti, David L. <dlionetti@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Danielle,

I do not see any email address on the attached:

Issuer's Counsel contact details (i.e., name, phone, and email):	Alex R. Stavrou, P.A. Physical: 4805 E. Busch, #204 Tampa, Florida 33617 Mailing: 13046 Racetrack Road, #333 Tampa, Florida 33626 P: 813-251-1289x1 F: 813-489-2528

Attention Agent: Please review th
Services". For further informatio

Securities Eligible for DTC's Services
Generally, the issues that may be made eligible f
the United States Securities and Exchange Com

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC Agents are advised to access the latest version using the provided link

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Whalen, Baktygul
Sent: Wednesday, March 4, 2026 11:35 AM
To: 'Danielle Bullis' <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Kelly,

please see the attached and advise if you can work with provide information?

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Wednesday, March 4, 2026 9:36 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Good Morning,

Please see updated form with new counsel information.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Tuesday, March 3, 2026 8:05 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Daniell,

Please contact the issuer to provide an alternate email address. As per Kelly's advice, it's against UW procedure to use an outlook email address.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Monday, March 2, 2026 1:17 PM
To: Boardman, Kelly L. <kboardman@dtcc.com>; Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi All,

The email address is from the attorney. I am not sure they have another email address.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Boardman, Kelly L. <kboardman@dtcc.com>
Sent: Monday, March 2, 2026 10:11 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi Danielle,

We can't accept email addresses from outlook I'm afraid.

It needs to be one from the company counsel.

Thank you.

Kind Regards,

Kelly Boardman

Underwriting Senior Analyst

Enterprise Business Operations

DTCC Wrexham, UK | *Office Hours – 08:00-26:00 EST)*

+44 (0)1978 830590 | kboardman@dtcc.com

Underwriting Hotline (US) 866-724-4402

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Monday, March 2, 2026 4:39 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Good morning,

Did the email bounce back?

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

Pacific Stock Transfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Monday, March 2, 2026 7:15 AM
To: Danielle Bullis <201DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Our underwriting team needs different email address/contact info for US counsel, they can't accept an outlook email address.

Please urgently provide and update the attached.

Issuer's Counsel contact details (i.e., name, phone, and email):	R. Elliot Halsey, Attorney 510 South Beverly Street Wheaton, Illinois 60187 312/505.1?74 • rahalsey@outlook.com
ttention Agent: Please review ervices". For further informat	

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Friday, February 27, 2026 9:49 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Thank you

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Friday, February 27, 2026 6:46 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>; Boardman, Kelly L. <kboardman@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Thanks Danielle,

Additionally, the new CUSIP has been submitted for eligibility, and I've CC'd the Underwriting specialist, Kelly, who will reach out if there are any additional questions.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC.

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Friday, February 27, 2026 9:34 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: Re: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Good morning,

Both updated.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, February 26, 2026 1:27 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

You previously confirmed that the new cusip is 44882R200, but both or the questionnaires have the target cusip as a new cusip.

Please update and urgently return.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC.

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

DTCC Confidential (Yellow)

From: Whalen, Baktygul
Sent: Thursday, February 26, 2026 12:39 PM
To: 'Danielle Bullis' <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Thanks Danielle,

You previously confirmed that the new cusip is 44882R200, but both or the questionnaires have the target cusip as a new cusip.

Please update and urgently return.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC.

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Thursday, February 26, 2026 12:29 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

That is correct

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, February 26, 2026 9:27 AM

To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Thanks Danielle,

As per your questionnaire, it rounded up at Bene level, correct?

Fractional Handling (Not applicable if rate is 1 for 1)			
32	[illegible]		
33	[illegible]	[illegible]	
34	**Round Up** Note: If rounding at DTC level, please also fill out Round down/Dropped section as DTC will drop fractions.	Please confirm rounding level	Beneficial Holder
35		Rounding Direction	Round up (all fractions)
36	[illegible]		

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than <u>Five Business Days</u> prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Thursday, February 26, 2026 12:10 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: Re: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Good morning,

1:588,633 reverse split fractions round up. Followed by a 200:1 forward split

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, February 26, 2026 8:59 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Danielle,

Please urgently advise.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Whalen, Baktygul
Sent: Wednesday, February 25, 2026 12:59 PM
To: 'Danielle Bullis' <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Thanks Daniel,

We have questions about this event. Please either reply to this email or advise if a call will be easier for you to answer all the below questions:

1. What is the rate for the Reverse Split?
2. What is the rate for Forward Split?
3. What happens to fractions after the Reverse Split and before the Forward Split?

Please urgently advise.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice [B23031-25](#) issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: [Corporate Actions Processing Service for Reorganizations | DTCC](#)

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Wednesday, February 25, 2026 10:45 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Good morning,

Apologies for the delay.

Please see attached.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, February 19, 2026 1:29 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Please provide questionnaire.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than <u>Five Business Days</u> prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice [B23031-25](#) issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

DTCC Confidential (Yellow)

From: Whalen, Baktygul
Sent: Wednesday, February 18, 2026 1:31 PM
To: 'Danielle Bullis' <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Please provide questionnaire.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than <u>Five Business Days</u> prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis<DanielleB@pacificstocktransfer.com>
Sent: Wednesday, February 18, 2026 12:55 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

Hi All,

It looks like this company is FAST and DRS but we show 3 certificates issued to DTC that are outstanding. I have listed them below.

743 issued 12/22/2011 257,551 shares

744 issued 12/22/2011 200,000 shares

755 issued 6/15/2012 5,000,000 shares

Total cede - 71,380,551

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Wednesday, February 18, 2026 7:34 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Great,

We see that the new cusip 44882R200will require eligibility process. Please provise questionnaires so we can start it as soon as possible.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Wednesday, February 18, 2026 9:52 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Good morning,

Please see attached updated notice. New CUSIP was obtained.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Wednesday, February 18, 2026 6:25 AM
To: Danielle Bullis <Danielleb@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: Multiple Requests!!!1 RE: Escalation: URGENT!!!! RE: HYDROPOWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Do you have any updates regarding this event? If there's anyone else, we should be reaching out to, please let us know.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Whalen, Baktygul
Sent: Wednesday, February 11, 2026 4:56 PM
To: 'Danielle Bullis' <Danielleb@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: Escalation: URGENT!!!! RE: HYDROPOWER TECHNOLOGIES 44882R101 Reverse Forward Split

Importance: High

Danielle,

Do you have any updates regarding this event? If there's anyone else, we should be reaching out to, please let us know.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC.

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Wednesday, February 4, 2026 10:03 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Good day,

I will follow up with the issuer again today. I am still the contact.

Thank you!

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Monday, February 2, 2026 11:14 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>

Subject: RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Do you have any updates regarding this event? If there's anyone else, we should be reaching out to, please let us know.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

DTCC Confidential (Yellow)

From: Whalen, Baktygul
Sent: Monday, January 26, 2026 12:28 PM
To: 'Danielle Bullis' <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Do you have any updates regarding this event? If there's anyone else, we should be reaching out to, please let us know.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Whalen, Baktygul
Sent: Tuesday, January 20, 2026 9:57 AM
To: Mason, Alyssa A. <aamason@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Hi Danielle,

I tied to call and did not get through on last Friday.

Do you have any updates regarding this event? If there's anyone else, we should be reaching out to, please let us know.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than <u>Five Business Days</u> prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Mason, Alyssa A. <aamason@dtcc.com>
Sent: Friday, January 16, 2026 8:34 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: Escalation: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Hi Danielle,

Do you have any updates regarding this event? If there's anyone else we should be reaching out to, please let us know. Thank you.

Alyssa Mason, MBA

Associate Director

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

+1 813-470-1157 | aamason@dtcc.com

DTCC

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13th, 2025, all agents are required to begin using the updated questionnaires effective January 1st, 2026 for the announcement and processing of corporate action events. Please note there is a separate agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under Corporate Actions Processing Service for Reorganizations | DTCC.

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, January 15, 2026 10:13 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>; Mason, Alyssa A. <aamason@dtcc.com>
Subject: URGENT!!!! RE: HYDRO POWER TECHNOLOGIES 44882R101 Reverse Forward Split
Importance: High

Danielle,

Any updates on the new CUSIP?

Can you please advise on the reason of the delay?

Please reach out to the issuer today and emphasize the importance of receiving all necessary information in advanced and making the new security DTCC eligible.

If any information is provided late or is incorrect, may affect the timely allocation.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Tuesday, January 13, 2026 11:03 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101

Good morning,

No update at this time.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

Pacific Stock Transfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Tuesday, January 13, 2026 7:18 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101
Importance: High

Danielle,

Any update on the new CUSIP?

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

From: Larussa, David <dlarussa@dtcc.com>
Sent: Monday, January 12, 2026 2:34 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>; Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101

Danielle,

Any update on the new CUSIP?

Thank You and Regards,

David B. La Russa

David La Russa

Workflow Supervisor

Mandatory Reorganizations

Enterprise Business Operations

DTCC - Tampa, Florida

+1 (813) 470-1153 | dlarussa@dtcc.com

DTCC

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Friday, January 9, 2026 12:05 PM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101
Importance: High

Danielle,

We need to urgently confirm the below information. Please reach out again to the company/issuer.

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

DTCC Confidential (Yellow)

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Thursday, January 8, 2026 9:48 AM
To: Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Hi All,

The company has contacted CUSIP. We will be in touch.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Thursday, January 8, 2026 5:12 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101
Importance: High

Danielle,

Please urgently re-confirm that this is truly Reverse Forward Split and provide the questionnaire. Please note the new way of providing questionnaire (in my signature line).

If this is truly a reverse/forward split, there should be a new CUSIP, and we would need to present shares for splits.

Please re-confirm what are we doing with fractions after the reverse split and before the forward split?

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

From: Whalen, Baktygul

Sent: Tuesday, January 6, 2026 11:46 AM
To: 'Danielle Bullis' <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101

Danielle,

Please re-confirm that this is truly Reverse Forward Split and provide the questionnaire. Please note the new way of providing questionnaire (**in my signature line**).

If this is truly a reverse/forward split, there should be a new CUSIP, and we would need to present shares for splits.

Please re -confirm what are we doing with fractions after the reverse split and before the forward split?

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC

Baktygul Whalen

Associate

Mandatory Reorg Processing

Enterprise Business Operations

DTCC Tampa

Tel: 813-470-1174 | bwhalen1@dtcc.com

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

From: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Sent: Friday, January 2, 2026 2:32 PM
To: Whalen, Baktygul <bwhalen1@dtcc.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Hi There,

Happy new year. I will follow up with the company.

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer
A SECURITIZE COMPANY

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

702-361-3033

From: Whalen, Baktygul <bwhalen1@dtcc.com>
Sent: Friday, January 2, 2026 11:28 AM
To: Danielle Bullis <DanielleB@pacificstocktransfer.com>
Cc: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>; Larussa, David <dlarussa@dtcc.com>
Subject: RE: HYDRO POWER TECHNOLOGIES 44882R101
Importance: High

Danielle,

Please re-confirm that this is truly Reverse Forward Split and provide the questionnaire. Please note the new way of providing questionnaire (**in my signature line**).

If this is truly a reverse/forward split, there should be a new CUSIP, and we would need to present shares for splits.

Please re -confirm what are we doing with fractions after the reverse split and before the forward split?

Important Process Update for Agents: In accordance with DTC Important Notice B23031-25 issued on October 13*th*, 2025, all Agents are required to begin using the updated questionnaires effective January 1, 2026, for the announcement and processing of corporate action events. Please note that there is a separate Agent questionnaire for DTC eligibility of a new security entitlement, which must be completed as part of the eligibility process, if applicable. Please refer to the full important notice for additional details. The updated questionnaires are available on DTCC's website under the following link: Corporate Actions Processing Service for Reorganizations | DTCC.

Agents are reminded in accordance with the Operational Arrangement Agreement, DTC must be notified no fewer than Five Business Days prior to the effective date of a Corporate Action.

DTCC Confidential (Yellow)

From: Mandatory Reorg Processing/DTCC <MandatoryReorg@dtcc.com>
Sent: Tuesday, December 30, 2025 1:55 PM
To: Mandatory Reorg Announcements <MandatoryReorgAnnouncements@dtcc.com>
Subject: FW: HYDRO POWER TECHNOLOGIES

Please see attached notice for set up

DTCC Confidential (Yellow)**From:** Danielle Bullis
Sent: Tuesday, December 30, 2025 1:27 PM
To: Mandatory Reorg Processing/DTCC
Cc: Abigail Rodriguez
Subject: HYDRO POWER TECHNOLOGIES

ATTENTION: External Email – Be Suspicious of Attachments, Links and Requests for Login Information.

Good day,

Please see attached notification.

Thank you!

Danielle Bullis

Senior Associate, Corporate Services

Pacific Stock Transfer Company

PacificStockTransfer
A SECURITIZE COMPANY

6735 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

703-361-3033

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is

automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.

DTCC DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system. The recipient should check this email and any attachments for the presence of viruses. The company accepts no liability for any damage caused by any virus transmitted by this email. Message content created by DTCC is automatically secured using Transport Layer Security (TLS) encryption and will be encrypted and sent through a secure transmission connection if the recipient's system is configured to support TLS on the incoming email gateway. If there is no TLS configured or the encryption certificate is invalid on the recipient's system, the email communication will be sent through an unencrypted channel. Organizations communicating with DTCC should be using TLS v1.2 or newer to ensure continuation of encrypted communications. DTCC will not be responsible for any disclosure of private information or any related security incident resulting from an organization's inability to receive secure electronic communications through the current version of TLS.